EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Kratos Defense & Security Solutions, Inc. (the “Company”) on Form 10-Q for the quarter ended March 25, 2012, as amended by this Amendment No. 1 on Form 10-Q/A (the “Report”), I, Eric M. DeMarco, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 7, 2012

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

/s/ ERIC M. DEMARCO
Eric M. DeMarco
Chief Executive Officer and President
(Principal Executive Officer)